Exhibit 99.2

FOCUSED ON WORLD CLASS PERFORMANCE Third Quarter 2019 Results and Outlook October 24, 2019

This presentation is made as of the date hereof and contains "forward-looking statements" as defined in Rule 3b-6 of the Securities Exchange Act of 1934, Rule 175 of the Securities Act of 1933, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. All forward-looking statements should be considered in the context of the risk and other factors detailed from time to time in CMS Energy's and Consumers Energy's Securities and Exchange Commission filings. Forward-looking statements should be read in conjunction with "FORWARD-LOOKING STATEMENTS AND INFORMATION" and "RISK FACTORS" sections of CMS Energy's and Consumers Energy's most recent Form 10-K and as updated in reports CMS Energy and Consumers Energy file with the Securities and Exchange Commission. CMS Energy's and Consumers Energy's "FORWARD-LOOKING STATEMENTS AND INFORMATION" and "RISK FACTORS" sections are incorporated herein by reference and discuss important factors that could cause CMS Energy's and Consumers Energy's results to differ materially from those anticipated in such statements. CMS Energy and Consumers Energy undertake no obligation to update any of the information presented herein to reflect facts, events or circumstances after the date hereof.

The presentation also includes non-GAAP measures when describing CMS Energy's results of operations and financial performance. A reconciliation of each of these measures to the most directly comparable GAAP measure is included in the appendix and posted on our website at www.cmsenergy.com.

CMS Energy provides historical financial results on both a reported (GAAP) and adjusted (non-GAAP) basis and provides forward-looking guidance on an adjusted basis. During an oral presentation, references to "earnings" are on an adjusted basis. All references to earnings per share are on a diluted basis. Adjustments could include items such as discontinued operations, asset sales, impairments, restructuring costs, regulatory items from prior years, or other items. Management views adjusted earnings as a key measure of the company's present operating financial performance and uses adjusted earnings for external communications with analysts and investors. Internally, the company uses adjusted earnings to measure and assess performance. Because the company is not able to estimate the impact of specific line items, which have the potential to significantly impact, favorably or unfavorably, the company's reported earnings in future periods, the company is not providing reported earnings guidance nor is it providing a reconciliation for the comparable future period earnings. The adjusted earnings should be considered supplemental information to assist in understanding our business results, rather than as a substitute for the reported earnings. Similarly, management views the ratio of Funds From Operations (FFO)/Average Debt as a key measure of the company's operating financial performance and its financial position, and uses the ratio for external communications with analysts and investors. Because the company does not establish its target FFO/Average Debt ratio based on a specific target numerator and target denominator, the company is unable to provide a reconciliation to a comparable GAAP financial measure for future periods.

Investors and others should note that CMS Energy routinely posts important information on its website and considers the Investor Relations section, www.cmsenergy.com/investor-relations, a channel of distribution.

2

Agenda Outlook & Business Update Patti Poppe President & CEO Financial Results Rejji Hayes Executive VP & CFO 3 PROFIT PLANET PEOPLE

4 EPS Results and Guidance . . . . . . r eaffirmed and consistent with long - term growth. a a Adjusted EPS (non - GAAP) First nine months 2019: at $1.81 remains on track with Plan 2019 Full - year guidance reaffirmed: • at $2.47 - $2.51, up 6% to 8% 2020 Full - year guidance introduced: • at $ 2.63 - $2.68 , up 6% to 8% Future long - term annual growth: • at +6% to +8%

Utility Customer Investment Plan . . . . . . includes increased renewables and maintains focus on safety & reliability. Upside Opportunities Investment Plan 5 Prior ‘19 - ‘23 Plan Capital Investment ( Bn ) : Electric Utility New Utility Renewables Gas Utility Total $25 Bn 10 - Yr Plan with $3 - $4 Bn of Opportunities $ 5 1 5 $ 11 $ 5 1¾ 5 $ 11¾ $ 11 4 10 $ 25 New 10 - Yr Plan Electric Reliability Grid Modernization Gas Distribution Gas Pipeline Total 10 - Yr Plan ( Bn ) Revised ‘19 - ‘23 Plan a a 10 - yr Plan includes years 2019 through 2028 .

Regulatory Outlook . . . Electric Regulatory / Policy 2019 6 . . . l imited to general rate cases . 9/26: Final order $156.5 MM U - 20322 9.9% ROE Q1 : File next electric rate case Dec. File next gas rate case Gas Gas 9/26: Calc. C order U - 20309   a $13 MM of Calc. C included in rates, offset by lower tax expense a 2020 Q4 : Expected final order 2016 Energy Law fully implemented Dec. Expected final order

Story of the Month . . . • rank from fourth quartile • Better customer experience driven by digital and infrastructure improvements • Lower vintage service line unit costs and improved on time delivery • Net - zero methane emissions goal by 2030 • Support for future investment from recent gas rate case order Driven by Triple Bottom Line 2010 2019 . . . #1 for gas in the Midwest. JD Power Ranking CMS CMS 2010 2019 1 st Quartile: > 630 a 2019 Midwest Large Residential Gas 1 st Quartile: > 755 601 767 7 PEOPLE • PLANET • PROFIT PROFIT PEOPLE PLANET PERFORMANCE b b For natural gas delivery system a

+7% Consistent Growth Through . . . Recession Governor (R) Governor (D) Commission (D) Commission (R) Recession 7% CAGR Polar vortex Cold Feb. Mild summer Warm winter Hot summer Hot summer Cold winter Cold winter Summer - “less” Mild summer Mild summer Commission (D) Hurt Help EPS a Adjusted EPS (non - GAAP) a Warm winter Hot summer Dividend Weather . . . changing circumstances . Commission (I) Cold Feb. Warm Dec. Warm winter Warm winter +6% to +8% 8 b b Non - GAAP 2003 2005 2006 2007 2008 2009 2010 2011 2004 2018 2017 2016 2015 2014 2013 2012 2019 Hot summer (D) (D)

9 2019 YTD Performance . . . . . . o n track with P lan . By Business Segment Results Utility Enterprises Interest & other CMS Energy $1.94 2018 2019 $1.89 0. 06 (0.14) $1.81 $1.73 $ 1.77 $1.81 EPS Third Quarter EPS – (GAAP) Adjustment Adjusted (non - GAAP) 59¢ -- 59¢ 73 ¢ -- 73 ¢ EPS – (GAAP) Weather - normalized a a Adjusted EPS (non - GAAP) Adjustment Adjusted (non - GAAP) -- $1.81 (0.01) $1.93 47 ¢ 68 ¢ Weather - normalized Year - to - Date a a

10 2019 EPS . . . First Nine Months Three Months To Go $2.33 . . . o n track with three months to go. YTD $1.81 $2.47 - $2.51 YTD $1.93 6% - 8% 15 ¢ a a Adjusted EPS (non - GAAP) (8)¢ 13 ¢ (2) ¢ - 2¢ 2 ¢ Weather Storm Costs Rates and Investments Usage, Enterprises Tax & Other Rates & Investment Absence of 2018 Weather & Reinvestments Usage, Enterprises, Tax & Other 2018 2019 (12) ¢ 26¢ - 30 ¢ (16)¢ 10¢  Weather Reinvestment (7)¢ 22 15 ¢ Absent 2018:

$1.20 $1.40 $1.60 $1.80 $2.00 $2.20 $2.40 $2.60 Managing Work Every Year . . . . . . maximizes benefits for customers and investors . 2011 2012 2013 2014 2015 Offsets RECORD WARM Mild Summer Cost productivity above plan Reinvestment Hot Summer Mild Winter Hot Summer Storms Cost productivity above plan 0 Reinvestment EPS a Adjusted EPS (non - GAAP) a 2016 Storms Cost productivity above plan Cost productivity 2017 +7% +7% +7% +7% +7% +7% +7% 11 Weather & Storms 2018 +7% Hot Summer Reinvestment 2019 Q4 O&M $ 289 MM $ 373 MM $ 80 + MM Reinvested 2017 2018 b Utility operating and maintenance expense b

Our Self - Funding Model . . . EPS Growth - Cost management (O&M, fuel, purchased power) - Sales (economic development, energy efficiency) - Other (Enterprises, tax planning, etc.) INVESTMENT SELF - FUNDED Customer Prices “at or below inflation” Plan 6% - 8% . . . d elivers consistent growth while maintaining affordability. 2 - 3 pts 1 2 5 - 6 pts Self - Funding: 12 a Adjusted EPS (non - GAAP) a < 2%

Managing Customer Bills . . . . . . provides headroom for additional customer investment. 13 ~70% a Source: Fred.stlouisfed.org, Bls.gov, Consumers Internal Bills; Percentages may not total100% due to rounding. 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Fuel and Power Costs Taxes 100% Capital Investments O&M Costs Cost of Capital ~70% (Electric & Gas) a Housing ~ 30% Other ~ 25% Food ~ 13% Utility Bill ~ 4% Utility Bill ~ 3½% Down 50 bps! Consumers Energy Bill as % of Michigan Household Income, Adj. Dollars. Healthcare ~ 9% TV & Phone ~ 4% Housing ~ 30% Other ~ 30% Transportation ~ 15% Food ~ 12% Healthcare ~ 5% TV & Phone ~ 4% ~$15 Bn Customer Investment (2007 - 2017) Transportation ~ 15% 2007 2017 Cost Components Residential Bills as % of Wallet

Economic Development is Robust . . . Customer Committed Load . . . and helps drive our model. 14 2016 2017 2018 2019 45 MW 69 MW Residential 59% Commercial 28% Other Industrial 9% Other 2% Diversified Customer Base Building Permits Population Growth Unemployment* 187 8 2.9 120 6 3.7 Grand Rapids U.S . Economic Indicators: % % (2018 Electric & Gas Rate Mix) +53% Auto 2% Target 100 MW % % % % 101 MW *August 2019 Unemployment Source: bea.gov, census.gov, bls.gov +46% b Tariff net of PSCR and GCR 2010  2018 b a a Annualized numbers August 2010 August 2019

2019 Sensitivities . . . Full Year Impact Sensitivity EPS OCF Sales • Electric (37,789 GWh ) • Gas (303 Bcf ) + 1% + 5 + 6 ¢ + 9 + $ 25 + 35 Gas prices (NYMEX) + 50¢ 0 55 Utility ROE (planned) • Electric (10.0%) • Gas (10.0%) + 10 bps + 10 + 1½ + < ½ + 6 + ~1 Interest rates + 25 bps <1 2 Effective tax rate (19%) + 100 bps 3 0 – + . . . reflect strong risk mitigation. – + (MM) b Reflect 2019 sales forecast; weather - normalized 15 Settled order 1/9 a Adjusted (non - GAAP) a c After the impact of pension expense – + – + b c Order received 9/26

Compelling Investment Thesis . . . 16 . . . adaptive to changing conditions. Aging Infrastructure Constructive Regulation Strong Cash Flow & Balance Sheet Diversified Service Territory Affordable Prices Clean Energy Leader

17 Q & A Thank You! See you at EEI

Appendix

2019 and Long - Term Financial Targets . . . 19 Adjusted EPS (non - GAAP) DPS growth Operating cash flow (MM) Customer bills Electric Gas FFO/average debt (non - GAAP) Utility investment ( Bn ) Planned e quity issuance (MM) . . . provide sustainable benefits for customer and investors. 2019 $2.47 to $2.51 +6% to +8% $1,650 2% ~ 17% $2.2 Five - Year Plan +6% to +8% Up $100 < Inflation ~ 17% In - line w/ earnings ~ $2.2/ yr. $70 Avg. ~ $150/ yr. (4)% _ _ _ _ _ a Beginning in 2020 a 19 (solid investment grade) In - line w/ earnings b b 2018 normalized weather (solid investment grade)

Revised Utility Investment Plan 20 Revised 5 - year Plan ( Bn ) Electric Utility New Renewables Gas Utility Total Depreciation & Amortization $ 1.0 0.2 1.0 $ 2.2 $1.0 2023 $ 1.0 0.3 1.0 $ 2.3 $1.1 2020 2021 2022 Total 2019 $ 1.1 0.3 1.0 $ 2.4 $1.2 $ 1.0 0.3 1.0 $ 2.3 $1.1 $ 1.0 0.5 1.1 $ 2.6 $1.0 $5.1 1.6 5.1 $ 11.8 $5.4

Regulatory Outlook . . . Electric Regulatory / Policy 2019 21 3/23: Filed settlement agreement for IRP . . . b uilds on recent momentum and provides long - term visibility. 6/7: IRP settlement order approved U - 20165 9/26: Final order $156.5 MM U - 20322 9.9% ROE Next Electric Filing 1/9: Settlement approved U - 20134 10% ROE  Q4: File next gas rate case 7/18: Demand Response order U - 20164 2/7: REP approved for 525 MW of wind   Gas Gas 2020  9/26: Calc. C order U - 20309    a a $13 MM of Calc. C included in rates, offset by lower tax expense

Dec. 2012 Dec. 2015 Dec. 2016 Dec. 2017 Jun. 2019 Sep. 2020 Solid Rate Case History . . . 22 Dec. 2013 May 2016 Aug. 2017 Sep. 2018 Dec. 2019 $11.1 $5.2 $4.3 $4.1 $6.4 $10.7 $10.7 $9.8 Electric Rate Base ( Bn ) Gas Rate Base ( Bn ) Settled  Settled  Settled  Order 9/26 $8.5 Settled  Settled  $3.6 . . . demonstrates our ability to prioritize customers and investors. $3.1 Settled  2013A 2019E $106 $106 Residential Electric Bill Flat 2013A 2019E $60 $87 Residential Gas Bill (31)% Includes Renewables, 2019 assumes $500 MM in Renewables a b b a Source: bls.gov for historical data, Bloomberg for 2019 estimate; current dollars c Data as of test - year end b c c Stay out (Weather - normalized) (Weather - normalized) 

Operating Cash Flow Generation . . . . . . remains strong and supports our capital plan. (1.3) (0.8) (0.3) 0.2 0.7 1.2 1.7 2.2 2018 2019 2020 2021 2022 2023 Amount ( Bn ) $ Investment Cash flow before dividend NOLs & credits $0.4 $0.3 $0.3 $0.4 $0.4 $0.5 23 > $9 Bn in aggregate 1.70 1.65 1.75 1.85 1.95 2.05

2019 Financing Plan . . . 24 Plan New Issuances: (MM) • Supports Utility investment • Provides short - term liquidity • Senior unsecured & hybrids • H ealthy balance sheet Consumers Energy: First Mortgage Bonds CMS Parent: Term Loan (drawn) Long - term Debt Planned Equity $600 $ 300 630 70 Consumers Energy CMS Parent $ 0 480 Retirements:   All priced through 2020 . . . largely executed .  $465  $300  550 • Refinance 2020, 5.65% FMBs • Pay - down term loans YTD $1,001 (MM) $300 MM FMBs (3.75%) 550 MM FMBs (3.10%) 76 MM ESOP FRN (1.86%) 75 MM Tax Exempt (1.80%) $1,001 MM 630 -- a As of 10/24/2019 a b As of 9/30 /2019 c Variable rated limited obligation revenue bond b c

Credit Metrics Maintained . . .

CMS ENERGY



S&P / Fitch
Moody's
S&P (Dec. '18)
Moody's (Jul. '19)
Fitch (Oct. '19)
AA- Aa3
A+ A1
A A2
A- A3
BBB+ Baa1
BBB Baa2
BBB- Baa3
BB+ Ba1
Consumers Secured
BBB+ Baa1
BBB Baa2
BBB- Baa3
BB+ Ba1
BB Ba2
BB- Ba3
B+ B1
B B2
B- B3
CMS Unsecured
Highest Governance Practices Score (GA-1)
Present
Prior
2002

Outlook	Stable	Stable	Stable

Ratings Drivers

- Strong financial position
- Growing operating cash flow
- Return on regulated investment
- Supportive regulatory environment

. . . at solid investment-grade levels.

25

GAAP Reconciliation

27 In Millions, Except Per Share Amounts Three Months Ended Nine Months Ended 9/30/19 9/30/18 9/30/19 9/30/18 Electric Utility Reported net income per share $ 0.78 $ 0.70 $ 1.47 $ 1.65 Reconciling items: Other exclusions from adjusted earnings - - - - Adjusted net income per share – non - GAAP $ 0.78 $ 0.70 $ 1.47 $ 1.65 Gas Utility Reported net income (loss) per share $ (0.03) $ (0.07) $ 0.42 $ 0.37 Reconciling items: Other exclusions from adjusted earnings - - - - Adjusted net income per share – non - GAAP $ (0.03) $ (0.07) $ 0.42 $ 0.37 Enterprises Reported net income per share $ 0.02 $ 0.01 $ 0.06 $ 0.12 Reconciling items: Other exclusions from adjusted earnings * * * * Tax impact (*) (*) (*) (*) Gain on assets previously sold - - (*) (0.01) Tax impact - - * * Adjusted net income per share – non - GAAP $ 0.02 $ 0.01 $ 0.06 $ 0.11 Corporate Interest and Other Reported net loss per share $ (0.04) $ (0.05) $ (0.14) $ (0.20) Reconciling items: Other exclusions from adjusted earnings * * * * Tax impact (*) (*) (*) (*) Adjusted net loss per share – non - GAAP $ (0.04) $ (0.05) $ (0.14) $ (0.20) Consolidated Reported net income per share $ 0.73 $ 0.59 $ 1.81 $ 1.94 Reconciling items: Other exclusions from adjusted earnings * * * * Tax impact (*) (*) (*) (*) Gain on assets previously sold - - (*) (0.01) Tax impact - - * * Adjusted net income per share – non - GAAP $ 0.73 $ 0.59 $ 1.81 $ 1.93 Average Common Shares Outstanding – Diluted 284.6 283.2 284.2 282.8 * Less than $0.01 per share. CMS ENERGY CORPORATION Reconciliation of GAAP EPS to Non - GAAP Adjusted EPS by Segment (Unaudited)

28 In Millions, Except Per Share Amounts 2019 1Q 2Q 3Q Net Income Available to Common Stockholders $ 213 $ 93 $ 207 Reconciling items: Electric utility and gas utility - - - Tax impact - - - Enterprises (*) * 1 Tax impact * (*) (*) Corporate interest and other * * * Tax impact (*) (*) (*) Adjusted Net Income – Non - GAAP $ 213 $ 93 $ 208 Average Common Shares Outstanding – Diluted 283.6 284.0 284.6 Diluted Earnings Per Average Common Share $ 0.75 $ 0.33 $ 0.73 Reconciling items: Electric utility and gas utility - - - Tax impact - - - Enterprises (*) * * Tax impact * (*) (*) Corporate interest and other * * * Tax impact (*) (*) (*) Adjusted Diluted Earnings Per Average Common Share – Non - GAAP $ 0.75 $ 0.33 $ 0.73 In Millions, Except Per Share Amounts 2018 1Q 2Q 3Q 4Q Net Income Available to Common Stockholders $ 241 $ 139 $ 169 $ 108 Reconciling items: Electric utility and gas utility - - - - Tax impact - - - 2 Enterprises * (3) * 8 Tax impact (*) 1 (*) (5) Corporate interest and other * * * * Tax impact (*) (*) (*) (1) Adjusted Net Income – Non - GAAP $ 241 $ 137 $ 169 $ 112 Average Common Shares Outstanding – Diluted 282.2 282.6 283.2 283.3 Diluted Earnings Per Average Common Share $ 0.86 $ 0.49 $ 0.59 $ 0.38 Reconciling items: Electric utility and gas utility - - - - Tax impact - - - * Enterprises * (0.01) * 0.03 Tax impact (*) * (*) (0.01) Corporate interest and other * * * * Tax impact (*) (*) (*) (*) Adjusted Diluted Earnings Per Average Common Share – Non - GAAP $ 0.86 $ 0.48 $ 0.59 $ 0.40 * Less than $0.5 million or $0.01 per share. CMS ENERGY CORPORATION Reconciliation of GAAP Net Income to Non - GAAP Adjusted Net Income by Quarter (Unaudited)

29 CMS ENERGY CORPORATION Earnings Per Share By Year GAAP Reconciliation (Unaudited) GAAP GAAP 2018 over 2018 over 2003 2017 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 CAGR Growth Reported earnings (loss) per share - GAAP ($0.30) $0.64 ($0.44) ($0.41) ($1.02) $1.20 $0.91 $1.28 $1.58 $1.42 $1.66 $1.74 $1.89 $1.98 $1.64 $2.32 NM 41% Pretax items: Electric and gas utility 0.32 (0.60) - - (0.06) 0.08 0.55 0.05 - 0.27 - - - 0.04 - - Tax impact (0.11) 0.21 - - (0.01) (0.03) (0.22) (0.02) - (0.10) - - - (0.01) 0.12 (b) 0.01 Enterprises 0.93 0.97 0.06 (0.12) 1.67 (0.02) 0.14 (0.05) * (0.01) * 0.05 * * * 0.02 Tax impact (0.19) (0.35) (0.02) 0.10 (0.42) * (0.05) 0.02 (0.11) * (*) (0.02) (*) (*) 0.20 (b) (0.02) Corporate interest and other 0.25 (0.06) 0.06 0.45 0.17 0.01 0.01 * - * * * * 0.02 0.01 * Tax impact (0.09) 0.03 (0.02) (0.18) (0.49) (0.03) (*) (*) (0.01) (*) (*) (*) (*) (0.01) 0.20 (b) (*) Discontinued operations (income) loss, net (0.16) 0.02 (0.07) (0.03) 0.40 (*) (0.08) 0.08 (0.01) (0.03) * (*) (*) * * (*) Asset impairment charges - - 2.80 1.07 0.93 - - - - - - - - - - - Adjusted Adjusted Tax impact - - (0.98) (0.31) (0.33) - - - - - - - - - - - 2018 over 2018 over Cumulative accounting changes 0.25 0.02 - - - - - - - - - - - - - - 2003 2017 Tax impact (0.09) (0.01) - - - - - - - - - - - - - - CAGR Growth Adjusted earnings per share, including MTM - non-GAAP $0.81 $0.87 $1.39 $0.57 $0.84 $1.21 (a) $1.26 $1.36 $1.45 $1.55 $1.66 $1.77 $1.89 $2.02 $2.17 $2.33 7% 7% Mark-to-market 0.04 (0.65) 0.80 Tax impact (0.01) 0.22 (0.29) Adjusted earnings per share, excluding MTM - non-GAAP NA $0.90 $0.96 $1.08 NA NA NA NA NA NA NA NA NA NA NA NA *Less than $0.01 per share. (a) $1.25 excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock. (b) Reflects the impact of tax reform. NMis not calculable

30 CMS ENERGY CORPORATION Weather Impact on Year Over Year Earnings (Unaudited) In Millions, Except Per Share Amounts Nine Months Ended 9/30/2019 9/30/2018 Change Net Income Available to Common Stockholders $ 513 $ 549 $ (36) Reconciling items: Other exclusions from adjusted earnings 1 1 - Tax impact (*) (*) - Gain on assets previously sold (*) (4) 4 Tax impact * 1 (1) Adjusted Net Income $ 514 $ 547 $ (33) Reconciling items: Non - normal weather impact (14) (75) 61 Tax impact 4 19 (15) Non - Normal Weather Impact (Net) $ (10) $ (56) $ 46 Adjusted Weather - Normalized Net Income $ 504 $ 491 $ 13 Reported Net Income Per Share $ 1.81 $ 1.94 $ (0.13) Reconciling items: Other exclusions from adjusted earnings * * - Tax impact (*) (*) - Gain on assets previously sold (*) (0.01) 0.01 Tax impact * * - Adjusted Net Income Per Share $ 1.81 $ 1.93 $ (0.12) Reconciling items: Non - normal weather impact (0.05) (0.27) 0.22 Tax impact 0.01 0.07 (0.06) Non - Normal Weather Impact (Net) $ (0.04) $ (0.20) $ 0.16 Adjusted Weather - Normalized Net Income Per Share $ 1.77 $ 1.73 $ 0.04 Average Common Shares Outstanding - Diluted 284.2 282.8 * Less than $0.5 million or $0.01 per share.

31 CMS ENERGY CORPORATION Weather Impact on Year Over Year Earnings (Unaudited) In Millions, Except Per Share Amounts Three Months Ended 9/30/2019 9/30/2018 Change Net Income Available to Common Stockholders $ 207 $ 169 $ 38 Reconciling items: Other exclusions from adjusted earnings 1 * 1 Tax impact (*) (*) - Gain on assets previously sold - - - Tax impact - - - Adjusted Net Income $ 208 $ 169 $ 39 Reconciling items: Non - normal weather impact (17) (43) 26 Tax impact 5 11 (6) Non - Normal Weather Impact (Net) $ (12) $ (32) $ 20 Adjusted Weather - Normalized Net Income $ 196 $ 137 $ 59 Reported Net Income Per Share $ 0.73 $ 0.59 $ 0.14 Reconciling items: Other exclusions from adjusted earnings * * - Tax impact (*) (*) - Gain on assets previously sold - - - Tax impact - - - Adjusted Net Income Per Share $ 0.73 $ 0.59 $ 0.14 Reconciling items: Non - normal weather impact (0.06) (0.16) 0.10 Tax impact 0.01 0.04 (0.03) Non - Normal Weather Impact (Net) $ (0.05) $ (0.12) $ 0.07 Adjusted Weather - Normalized Net Income Per Share $ 0.68 $ 0.47 $ 0.21 Average Common Shares Outstanding - Diluted 284.6 283.2 * Less than $0.5 million or $0.01 per share.